MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO     SEMIANNUAL REPORT


                                                                 August 15, 2000
Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

During the six-month period ending June 30, 2000, the Federal Reserve (the "Fed") raised the Federal Funds rate one percent in response to a strong economy, falling unemployment and inflation fears. Rising interest rates created difficult conditions for all sectors of the fixed income market. U.S. Treasurys fared the best, gaining 4.97%, as measured by the Lehman Brothers Government Bond Index. The broad market, as measured by the Lehman Brothers Aggregate Bond Index, gained 3.99% for the period. The high-yield sector fared less well, losing 1.19% for the period as measured by the Merrill Lynch High Yield Master Index. Global bonds, as measured by the Salomon Smith Barney World Government Bond Index, were essentially flat for the period with a return of 0.03%.

In mid-January, the U.S. Treasury announced final plans to buy back Treasury debt in response to a current fiscal year surplus of about $200 billion. The size of the buyback--about $30 billion in calendar year 2000--surprised market participants. Moreover, remarks by Treasury officials indicated that they intended to reduce the supply of 30-year bonds and make the 10-year Treasury note the new long-maturity bellwether. The resulting surge in demand for 30-year Treasurys caused a drastic yield curve inversion, in which 10-year notes yielded more than 30-year bonds.

The market illiquidity engendered by January's yield-curve inversion plagued the spread sectors. (Spread sectors include high-yield bonds, investment-grade corporate bonds and mortgage-backed securities. Yields on these instruments are gauged by their relationship, or spread, to U.S. Treasurys.) Trading volume remained low, while investors reduced overweightings in spread sectors and displayed a marked preference for higher credit quality. This quest for credit quality became the theme for the period, and higher-rate debt outperformed lower-rated debt.

Bearish market sentiment began to lift toward the end of the period, as evidence mounted that the economy may be slowing. Market participants saw this as a sign that the Federal Reserve might be approaching the end of the current cycle of interest-rate increases.

SEMIANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 6/30/00

                                     6 Months           1 Year           Inception*
-------------------------------------------------------------------------------------
Class H                               -0.17%             0.32%               2.60%
Class I                               -0.26              0.22                0.92
LB Aggregate                           3.99              4.56                1.97
ML High Yield Master                  -1.19             -1.37                1.84
SSB WGBI                               0.03              3.16               -0.48
-------------------------------------------------------------------------------------

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999, and for the period from January 1, 2000 through February 29, 2000 the Portfolio's adviser voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

The Portfolio trailed its benchmarks for the six-month period ended June 30, 2000. This underperformance was due to the Portfolio's high exposure in two areas--to spread sectors in the United States and to the euro within its global allocation. We had weighted the Portfolio heavily toward high-yield bonds early in the reporting period in anticipation of a first-quarter rally. This rally is a generally predictable occurrence but did not occur this year, and the Portfolio's high-yield exposure detracted from overall performance.


The Portfolio's exposure to the euro also hurt absolute performance over the six-month period. Prospects for euro appreciation looked good to us last fall. We believed the euro would appreciate based on the prospects for accelerating cyclical growth in Europe, a deteriorating U.S. current-account deficit, and increasing volatility in the U.S. equity markets. Although each of these trends did develop in the first quarter, the euro still weakened.

We expect pressures on the euro to ease. Cyclically, Europe is recovering--its economy doesn't appear vulnerable to financial shocks nor does it have a current-account deficit. Based on many traditional measures, the euro is undervalued and we believe it will recover.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO     SEMIANNUAL REPORT

PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                      6/30/00               12/31/99
--------------------------------------------------------------------------------------
U.S. Government & Investment Grade                        45.7%                  38.1%
U.S. High Yield                                           34.0                   43.0
Cash & Cash Equivalents                                   23.8                   22.6
Foreign & Emerging Markets                                10.8                   11.8
Liabilities in Excess of Other Assets                    -14.3                  -15.5
--------------------------------------------------------------------------------------
Total                                                    100.0                  100.0

CHARACTERISTICS*                                         6/30/00              12/31/99
--------------------------------------------------------------------------------------
Net Assets ($mm)                                         $14.0                 $12.8
Weighted Average Duration                              5.1 yrs               5.7 yrs
Weighted Average Maturity                             11.8 yrs               8.6 yrs
--------------------------------------------------------------------------------------

OUTLOOK
--------------------------------------------------------------------------------

Although the Fed did not raise rates at its meeting on June 28, it did note that inflation remained a concern. The economy appears to be slowing, although it is unclear whether the slowdown will be sufficient to prevent another rate increase. However, we believe that any further Fed action will have a greater impact on equities than on bonds. While we think the economy will slow, we do not expect it to slip into recession. In this environment we believe the spread sectors stand a good chance to recover.

Looking ahead, we believe the next big opportunity for the Portfolio may be in the global markets, where we expect rates to rise and become more attractive relative to rates in the U.S. If this does occur, we anticipate increasing our global allocation. We believe that, over time, the euro will strengthen against the dollar. For now, we are keeping the Portfolio's exposure to the euro about the same.


* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                  /s/  Brian M. Storms

MARGO ALEXANDER                      BRIAN M. STORMS
Chairman and                         President and
Chief Executive Officer              Chief Operating Officer
Mitchell Hutchins                    Mitchell Hutchins
Asset Management Inc.                Asset Management Inc.




This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                                                 JUNE 30, 2000(UNAUDITED)

 PRINCIPAL
  AMOUNT                                                              MATURITY          INTEREST
   (000)                                                               DATES              RATES          VALUE
 ---------                                                           ---------          --------        -------
U.S. GOVERNMENT AND INVESTMENT GRADE OBLIGATIONS--45.73%
U. S. GOVERNMENT OBLIGATIONS---12.25%
$     240  U.S. Treasury Bonds ...............................        08/15/21            8.125%      $  292,650
    1,400  U.S. Treasury Notes ............................... 05/31/02 to 02/15/10 6.500 to 6.625     1,422,529
                                                                                                      ----------
Total U. S. Government Obligations (cost--$1,706,848) ........                                         1,715,179
                                                                                                      ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--6.73%
      975  FHLMC 30 Year TBA (cost--$935,391) ................           TBA                 7.000       941,484
                                                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--22.62%
    2,015  FNMA .............................................. 08/15/04 to 04/29/09 5.250 to 6.500     1,904,937
    1,360  FNMA 30 Year TBA ..................................           TBA        6.000 to 7.000     1,261,663
                                                                                                      ----------
Total Federal National Mortgage Association Certificates
    (cost--$3,247,510)........................................                                         3,166,600
                                                                                                      ----------
CORPORATE OBLIGATIONS--4.13%
BANKS--1.31%
      200  BCI US Funding Trust One** ........................        07/15/08(b)            8.010       182,723
                                                                                                      ----------
INSURANCE--1.40%
      200  Principal Financial Group** .......................        08/15/09               8.200       196,529
                                                                                                      ----------
TELECOMMUNICATIONS--1.42%
      200  Centaur Funding** .................................        04/21/20               9.080       198,562
                                                                                                      ----------
Total Corporate Obligations (cost--$580,012) .................                                           577,814
                                                                                                      ----------
Total U.S. Government and Investment Grade Obligations (cost--$6,469,761)                              6,401,077
                                                                                                      ----------
GLOBAL DEBT SECURITIES--10.77%
BRAZIL--1.33%
      226  Federal Republic of Brazil ........................  01/15/20 to 05/15/27 10.125 to 12.750    188,300
                                                                                                      ----------
CANADA--2.11%
      415* Government of Canada ..............................        12/01/06               7.000       295,884
                                                                                                      ----------
GERMANY--1.66%
      230* Federal Republic of Germany .......................        07/15/04               6.750       232,207
                                                                                                      ----------
MALAYSIA--0.64%
      104  Petroliam Nasional Berhad .........................        10/15/26               7.625        89,367
                                                                                                      ----------
PANAMA--0.38%
       55  Republic of Panama ................................        04/01/29               9.375        52,800
                                                                                                      ----------
POLAND--0.58%
      425* Republic of Poland ................................        06/12/04              10.000        81,693
                                                                                                      ----------
QATAR--0.99%
      140  State of Qatar ....................................        06/15/30               9.750       138,040
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

  PRINCIPAL
   AMOUNT                                                             MATURITY          INTEREST
   (000)                                                               DATES              RATES          VALUE
 ---------                                                           ---------          --------        -------
GLOBAL DEBT SECURITIES--(CONCLUDED)
TRINIDAD AND TOBAGO--1.36%
$     100  Republic of Trinidad & Tobago .....................        10/01/09               9.875%   $  102,500
       90  Republic of Trinidad & Tobago++....................        07/01/20               9.750        87,885
                                                                                                      ----------
                                                                                                         190,385
                                                                                                      ----------
TURKEY--0.45%
       60  Republic of Turkey ................................        11/05/04              11.875        62,370
                                                                                                      ----------
UNITED KINGDOM--1.27%
      115* United Kingdom Gilt ...............................        12/07/03               6.500       177,243
                                                                                                      ----------
Total Global Debt Securities (cost--$1,591,648) ..............                                         1,508,289
                                                                                                      ----------
HIGH YIELD SECURITIES--34.02%
CORPORATE BONDS--34.02%
AUTOMOTIVE--1.84%
      150  J.L. French Automotive Castings ...................        06/01/09              11.500       139,500
      125  Lear Corporation ..................................        05/15/05               7.960       117,497
                                                                                                      ----------
                                                                                                         256,997
                                                                                                      ----------
CABLE--3.25%
      200  Knology Holdings Incorporated .....................        10/15/07              11.875+      106,000
      250  UIH Australia Pacific Incorporated ................        05/15/06              14.000+      227,500
      250  United Pan Europe Communications N.V.** ...........        11/01/09              13.375+      120,625
                                                                                                      ----------
                                                                                                         454,125
                                                                                                      ----------
CHEMICALS--3.54%
      125  Avecia Group PLC ..................................        07/01/09              11.000       122,500
      125  Huntsman ICI Chemicals LLC ........................        07/01/09              10.125       125,937
      250  Lyondell Chemical Company .........................        05/01/07               9.875       247,500
                                                                                                      ----------
                                                                                                         495,937
                                                                                                      ----------
COMMUNICATIONS - FIXED--8.60%
      125  Allegiance Telecom Incorporated ...................        05/15/08              12.875       135,312
      125  Global Crossing Holdings Limited ..................        11/15/09               9.500       120,625
      250  GlobeNet Communications Group .....................        07/15/07              13.000       252,500
      250  KMC Telecom Holdings Incorporated .................        05/15/09              13.500       210,000
      250  Metromedia Fiber Network Incorporated .............        11/15/08              10.000       246,875
      125  NorthEast Optic Network Incorporated ..............        08/15/08              12.750       116,250
      125  Williams Communications Group .....................        10/01/09              10.875       122,500
                                                                                                      ----------
                                                                                                       1,204,062
                                                                                                      ----------
COMMUNICATIONS - MOBILE--3.02%
      125  Nextel Communications Incorporated ................        02/15/08               9.950+       92,188
      125  Spectrasite Holdings Incorporated .................        04/15/09              11.250+       72,500
      250  Voicestream Wireless Corporation ..................        11/15/09              10.375       257,500
                                                                                                      ----------
                                                                                                         422,188
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             MATURITY          INTEREST
   (000)                                                               DATES              RATES          VALUE
 ---------                                                           ---------          --------        -------
HIGH YIELD SECURITIES--(CONCLUDED)
CORPORATE BONDS--(CONCLUDED)
ENERGY--1.77%
$     125  Pioneer Natural Resources Company .................        04/01/10               9.625%   $  128,750
      125  Tesoro Petroleum Corporation ......................        07/01/08               9.000       119,062
                                                                                                      ----------
                                                                                                         247,812
                                                                                                      ----------
FINANCE--0.71%
      123  Airplanes Pass-Through Trust ......................        03/15/19              10.875        99,387
                                                                                                      ----------
GAMING--2.65%
      250  MGM Grand Incorporated ............................        06/01/07               9.750       253,750
      125  Park Place Entertainment Corporation ..............        12/15/05               7.875       117,500
                                                                                                      ----------
                                                                                                         371,250
                                                                                                      ----------
HEALTHCARE--0.65%
      100  Tenet Healthcare Corporation ......................        12/01/08               8.125        91,250
                                                                                                      ----------
HOTELS & LODGING--0.84%
      125  Host Marriott L.P. ................................        02/15/06               8.375       117,500
                                                                                                      ----------
PAPER & PACKAGING--0.86%
      125  Tembec Industry Incorporated ......................        06/30/09               8.625       120,000
                                                                                                      ----------
REAL ESTATE--0.77%
      125  D.R. Horton Incorporated ..........................        02/01/09               8.000       107,500
                                                                                                      ----------
RETAIL--1.17%
      200  Advance Stores Company Incorporated ...............        04/15/08              10.250       164,000
                                                                                                      ----------
SERVICE--0.75%
      125  Allied Waste North America Incorporated ...........        08/01/09              10.000       105,625
                                                                                                      ----------
TECHNOLOGY--1.64%
      125  Fairchild Semiconductor Corporation ...............        03/15/07              10.125       125,938
      125  Globix Corporation ................................        02/01/10              12.500       103,750
                                                                                                      ----------
                                                                                                         229,688
                                                                                                      ----------
TRANSPORTATION--1.09%
      175  Stena AB ..........................................        06/15/07               8.750       152,250
                                                                                                      ----------
UTILITY - ELECTRIC--0.87%
      125  AES Corporation ...................................        06/01/09               9.500       122,500
                                                                                                      ----------
Total High Yield Securities (cost--$4,917,393) ...............                                         4,762,071
                                                                                                      ----------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             MATURITY          INTEREST
   (000)                                                               DATES              RATES          VALUE
 ---------                                                           ---------          --------        -------
SHORT-TERM U.S. AGENCY OBLIGATIONS@--23.79%
$     342  Federal Farm Credit Bank Discount Notes ...........        07/03/00               6.570%  $   341,875
    3,000  Federal Home Loan Bank Discount Notes .............        07/21/00               6.440     2,989,267
                                                                                                     -----------
Total Short-Term U.S. Agency Obligations (cost--$3,331,142) ..                                         3,331,142
                                                                                                     -----------
Total Investments (cost--$16,309,944)--114.31% ...............                                        16,002,579
Liabilities in excess of other assets--(14.31)% ..............                                        (2,003,692)
                                                                                                     -----------
Net Assets--100.00% ..........................................                                       $13,998,887
                                                                                                     ===========

--------------
*    Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
++   Illiquid security representing 0.63% of net assets.
(b) Maturity date shown is the callable date for perpetual rewriting security. TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
@    Interest rate shown is discount rate at date of purchase.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                                    UNREALIZED
                                                      CONTRACT TO                     MATURITY     APPRECIATION
                                                        DELIVER    IN EXCHANGE FOR      DATES      (DEPRECIATION)
                                                      -----------  ---------------     --------    --------------
British Pounds .....................................    110,000     US$  163,082       08/30/00      $ (3,548)
Euro ...............................................    329,000     US$  310,214       08/01/00        (4,542)
Polish Zloties .....................................    300,000     US$   68,120       07/10/00          (548)
U.S. Dollars .......................................    506,669     EUR  530,000       07/14/00          (196)
U.S. Dollars .......................................    994,833     EUR1,071,000       08/01/00        29,797
U.S. Dollars .......................................     67,626     GBP   45,000       08/30/00           541
                                                                                                     --------
                                                                                                     $ 21,504
                                                                                                     ========

--------------
CURRENCY TYPE ABBREVIATION:
EUR--Euro
GBP--British Pounds
US$--United States Dollars


                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                                    JUNE 30, 2000 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$16,309,944) ..........................................   $16,002,579
Interest receivable ..............................................................................       208,759
Cash .............................................................................................           960
Unrealized appreciation on forward foreign currency contracts ....................................        30,338
Other assets .....................................................................................            69
                                                                                                     -----------
Total assets .....................................................................................    16,242,705
                                                                                                     -----------
LIABILITIES
Payable for investments purchased ................................................................     2,189,403
Payable to investment adviser and administrator ..................................................        10,024
Unrealized depreciation on forward foreign currency contracts ....................................         8,834
Accrued expenses and other liabilities ...........................................................        35,557
                                                                                                     -----------
Total liabilities ................................................................................     2,243,818
                                                                                                     -----------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) ..............................    14,351,634
Undistributed net investment income ..............................................................       401,398
Accumulated net realized losses from investments, futures contracts and foreign currency transactions   (467,316)
Net unrealized depreciation of investments, other assets, liabilities and forward contracts
    denominated in foreign currencies ............................................................      (286,829)
                                                                                                     -----------
Net assets .......................................................................................   $13,998,887
                                                                                                     ===========
CLASS H:
Net assets .......................................................................................   $11,900,213
                                                                                                     -----------
Shares outstanding ...............................................................................     1,016,034
                                                                                                     -----------
Net asset value, offering price and redemption value per share ...................................        $11.71
                                                                                                          ======
CLASS I:
Net assets .......................................................................................   $ 2,098,674
                                                                                                     -----------
Shares outstanding ...............................................................................       179,303
                                                                                                     -----------
Net asset value, offering price and redemption value per share ...................................        $11.70
                                                                                                          ======

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                   FOR THE SIX
                                                                                                   MONTHS ENDED
                                                                                                  JUNE 30, 2000
                                                                                                    (UNAUDITED)
                                                                                                  --------------
INVESTMENT INCOME:
Interest .........................................................................................   $   552,519
                                                                                                     -----------
EXPENSES:
Investment advisory and administration ...........................................................        49,245
Legal and audit ..................................................................................        18,960
Reports and notices to shareholders ..............................................................        11,482
Custody and accounting ...........................................................................         3,939
Trustees' fees ...................................................................................         3,750
Distribution fee--Class I ........................................................................         2,172
Transfer agency fees and related service expenses ................................................         1,500
Other expenses ...................................................................................        23,484
                                                                                                     -----------
                                                                                                         114,532
Less: Fee waiver from adviser ....................................................................          (618)
                                                                                                     -----------
Net expenses .....................................................................................       113,914
                                                                                                     -----------
Net investment income ............................................................................       438,605
                                                                                                     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investments ..................................................................................      (202,913)
    Futures contracts ............................................................................        27,790
    Foreign currency transactions ................................................................      (152,295)
Net change in unrealized appreciation/depreciation of:
    Investments ..................................................................................      (164,524)
    Futures contracts ............................................................................         5,156
    Other assets, liabilities and forward contracts denominated in foreign currencies ............        38,769
                                                                                                     -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ....................................      (448,017)
                                                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................   $    (9,412)
                                                                                                     ===========

         See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX
                                                                                MONTHS ENDED         FOR THE
                                                                               JUNE 30, 2000        YEAR ENDED
                                                                                (UNAUDITED)     DECEMBER 31, 1999
                                                                               -------------    -----------------
FROM OPERATIONS:
Net investment income ......................................................    $   438,605       $    720,417
Net realized losses from investments, futures contracts and
    foreign currency transactions ..........................................       (327,418)          (189,554)
Net change in unrealized appreciation/depreciation of investments, futures contracts, other assets, liabilities and forward contracts
    denominated in foreign currencies ......................................       (120,599)          (334,397)
                                                                                -----------       ------------
Net increase (decrease) in net assets resulting from operations ............         (9,412)           196,466
                                                                                -----------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H .............................................          --              (625,615)
Net investment income--Class I .............................................          --               (72,408)
From paid in capital--Class H ..............................................          --               (10,406)
From paid in capital--Class I ..............................................          --                (1,204)
                                                                                -----------       ------------
Total dividends and distributions to shareholders ..........................          --              (709,633)
                                                                                -----------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares .......................................      1,551,896          2,263,661
Cost of shares repurchased .................................................       (302,316)          (157,516)
Proceeds from dividends reinvested .........................................          --               837,742
                                                                                -----------       ------------
Net increase in net assets from beneficial interest transactions ...........      1,249,580          2,943,887
                                                                                -----------       ------------
Net increase in net assets .................................................      1,240,168          2,430,720
NET ASSETS:
Beginning of period ........................................................     12,758,719         10,327,999
                                                                                -----------       ------------
End of period (including undistributed net
    investment income of $401,398 at June 30, 2000) ........................    $13,998,887       $ 12,758,719
                                                                                ===========       ============
-------------


                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio is maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 2000, the Portfolio owed Mitchell Hutchins $8,467 in investment advisory and administration fees.

   On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

#NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarilyagreed to waive $618 of the distribution fees on Class I shares. At June 30, 2000, the Portfolio owed Mitchell Hutchins $1,557 in distribution fees.

   BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At June 30, 2000, the components of net unrealized depreciation of investments were as follows:

    Gross appreciation (investments having an excess of value over cost) .......         $ 165,944
    Gross depreciation (investments having an excess of cost over value) .......          (473,309)
                                                                                         ---------
    Net unrealized depreciation of investments .................................         $(307,365)
                                                                                         =========

   For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $19,339,963 and $18,187,350, respectively.


SECURITIES LENDING

   The Portfolio may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the six months ended June 30, 2000, the Portfolio had no securities lending activity.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the portfolio had a net capital loss carryforward of $123,581, which will expire by December 31, 2007. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                            CLASS H                                    CLASS I
                          ----------------------------------------    ----------------------------------------
                                                                                              FOR THE PERIOD
                               FOR THE               FOR THE               FOR THE           JANUARY 5, 1999++
                           SIX MONTHS ENDED         YEAR ENDED        SIX MONTHS ENDED            THROUGH
                             JUNE 30, 2000       DECEMBER 31, 1999      JUNE 30, 2000        DECEMBER 31, 1999
                          ------------------    ------------------    ----------------     -------------------
                          SHARES      AMOUNT    SHARES      AMOUNT    SHARES    AMOUNT     SHARES       AMOUNT
                          ------      ------    ------      ------    ------    ------     ------       ------
Shares sold .........     53,792   $ 624,745    66,416   $  823,999   79,797  $ 927,151   115,823   $1,439,662
Shares repurchased ..    (11,697)   (135,985)   (4,419)     (54,836) (14,328)  (166,331)   (8,243)    (102,680)
Reinvestment of dividends   --          --      64,659      764,130     --          --      6,254       73,612
                         -------   ---------   -------   ----------   ------  ---------   -------   ----------
Net increase ........     42,095   $ 488,760   126,656   $1,533,293   65,469  $ 760,820   113,834   $1,410,594
                         =======   =========   =======   ==========   ======  =========   =======   ==========

-----------------
++ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  CLASS H                                   CLASS I
                                                 -------------------------------------    ------------------------------------------
                                                      FOR THE       FOR THE      FOR THE PERIOD     FOR THE         FOR THE PERIOD
                                                 SIX MONTHS ENDED  YEAR ENDED SEPTEMBER 28, 1998+ SIX MONTHS ENDED JANUARY 5, 1999++
                                                  JUNE 30, 2000    DECEMBER 31      THROUGH        JUNE 30, 2000       THROUGH
                                                   (UNAUDITED)        1999       DECEMBER 31, 1998   (UNAUDITED)   DECEMBER 31, 1999
                                                 ----------------  ----------- ------------------- --------------- -----------------
Net asset value, beginning of period .............  $  11.73         $  12.19          $  12.00        $  11.73        $  12.22
                                                    --------         --------          --------        --------        --------
Net investment income ............................      0.39@            0.77@             0.14            0.36@           0.76@
Net realized and unrealized gains (losses) from
  investments, foreign currency and futures
  contracts ......................................     (0.41)@          (0.54)@            0.20           (0.39)@         (0.56)@
                                                    --------         --------          --------        --------        --------
Net increase (decrease) from investment operations     (0.02)            0.23              0.34           (0.03)           0.20
                                                    --------         --------          --------        --------        --------
Dividends from net investment income .............       --             (0.68)            (0.14)            --            (0.68)
Distributions from net realized gains from
   investments ...................................       --               --              (0.01)            --              --
Distributions from paid in capital ...............       --             (0.01)              --              --            (0.01)
Total dividends and distributions to shareholders        --             (0.69)            (0.15)            --            (0.69)
                                                    --------         --------          --------        --------        --------
Net asset value, end of period ...................  $  11.71         $  11.73          $  12.19        $  11.70        $  11.73
                                                    ========         ========          ========        ========        ========
Total investment return(1) .......................     (0.17)%           1.89%             2.84%          (0.26)%          1.63%
                                                    ========         ========          ========        ========        ========
Ratios/Supplemental data:
Net assets, end of period (000's) ................  $ 11,900         $ 11,423          $ 10,328          $2,099          $1,335
Expenses to average net assets,
  before waiver from adviser .....................      1.71%*           1.62%             1.44%*          1.96%*          1.87%*
Expenses to average net assets,
  after waiver from adviser ......................      1.71%*           1.62%             1.44%*          1.89%*          1.62%*
Net investment income to average net assets,
  before waiver from adviser .....................      6.70%*           6.20%             5.09%*          6.46%*          5.75%*
Net investment income to average net assets,
  after waiver from adviser ......................      6.70%*           6.20%             5.09%*          6.53%*          6.00%*
Portfolio turnover rate ..........................       155%             403%               81%            155%            403%

-------------------
+  Commencement of operations.
++ Commencement of issuance of shares.
*  Annualized
@  Calculated using the average daily shares outstanding for the period.
(1)Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

MITCHELL

HUTCHINS SERIES

TRUST

SEMIANNUAL REPORT


STRATEGIC

INCOME

PORTFOLIO

JUNE 30, 2000

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